Q2 2021 Earnings Presentation August 2021 A Leading FinTech Platform for the Everyday Consumer Exhibit 99.2

Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations for its full year 2021 revenue, Adjusted EBITDA and Adjusted Net Income, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth and profitability and OppFi's new products and their performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on OppFi's business; the impact of stimulus or other government programs; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and CAGR and Margin thereof, and Adjusted EBITDA, Adjusted EBT and CAGR and Margin thereof, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for the Company’s non-GAAP financial measures to the most directly comparable GAAP financial measures is located in the Appendix. A reconciliation of the 2021 full year non-GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these Non-GAAP financial measures. Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue, revenue growth, Adjusted Net Income, Adjusted EBT, Adjusted EBITDA, and CAGR and margins with respect to Adjusted Net Income and Adjusted EBITDA. The Company’s certified public accountant has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. Any estimates, forecasts or projections set forth in the Presentation have been prepared by the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward-Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation. No Offer or Solicitation This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

Presenters Jared Kaplan OppFi, CEO Shiven Shah OppFi, CFO

OppFi Overview A platform that puts you in control

Vast, Underserved Market Opportunity



~150 million U.S. Adults with Less Than $1,000 in Savings[1]
OppFi Card by OppFi
OppLoans by OppFi
SalaryTap by OppFi
~$21bn[2]
Nonprime Credit Cards
~$27bn[3]
Installment Loans
~$32bn[4]
Payroll Deduction Lending

Implies Current Penetration of <1%

Represents recent and planned product expansions in adjacent markets

1. Elkins, Kathleen. "Here's how much money Americans have in their savings accounts." CNBC.com, Sept 13, 2017
2. US Census Bureau and Experian – Based on adult population of US (~255mm) multiplied by population within 580-669 credit band (~18%) multiplied by ~30% approval rate of target population (~46mm) qualified to receive credit card with $1,500 credit limit
3. Hamdani, Kausar, et al. "UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints." NewYorkFed.org, 2019 – Based on qualified portion (~30%) of target population (~60mm) receiving $1,500 installment loan issued principal
4. DailyPay, US Bureau of Labor Statistics and US Census Bureau – Based on adult population of US (~255mm) multiplied by employment rate as of February 2021 (~58%) multiplied by the percentage of employed Americans relying on employer-offered financial assistance programs (~36%); assumes ~30% of this target population (~53mm) qualified to receive $2,000 in payroll deduction lending

4

OppFi

OppFi customers can use proceeds for any unexpected expense Helping Everyday Consumers Solve Everyday Problems Our typical customer: Thick File Median Income Employed Bank Account >30 Years Old Educated No Savings Medical Education Family Car Trouble Housing

Consumers 5 minute application process Instant access to fair, transparent credit Opportunity to build financial health Best-in-class mobile acquisition Alternative data, AI powered underwriting algorithms Industry-leading, tech enabled customer service Banks Value to Bank Partners Value to Customers OppFi Powers Banks to Unlock Credit Access for the Everyday Consumer Best-In-Class Financial Technology Platform

Proprietary algorithms powered by AI better predict ability and willingness to repay Leveraging Billions of Data Points to Make Credit Scores Obsolete 11+ Million Repayments 17.5+ Million Loans 1.8+ Million Attributes per Repayment ~500 Applications AI-Powered Proprietary Scoring Algorithm ~8+ Billion Data Points

Digital Financial Services Destination for the Everyday Consumer

Platform leverages proprietary technology to best serve the Everyday Consumer



OppFi

- ✓ Digitally enabled lending platform
- ✓ Best-in-class customer experience
- ✓ Real-time data analytics powered by AI
- ✓ ~75% of decisions are automated
- ✓ Diverse marketing strategy
- ✓ Experienced FinTech Management

ORIGINAL INSTALLMENT PRODUCT	LAUNCHED DECEMBER 2020	LAUNCHED AUGUST 2021
Credit Access Loan	Payroll Deduction Lending	Credit Cards
OppLoans by OppFi	SalaryTap by OppFi	OppFi Card by OppFi

POTENTIAL FUTURE OPPFI PRODUCTS AND CURRENT MARKET PARTICIPANTS

Near Prime Lending	Point of Sale Lending	Mortgage
Upstart	affirm Katapult	loanDepot ROCKET guaranteed Rate
Auto Lending	**Mobile Banking & Debit**	**Investment Platform**
OpenLending	chime	robinhood

8

OppFi

SalaryTap Extends Prime Pricing to Non-Prime Consumers

We believe facilitating credit access through payroll deduction will significantly improve credit performance, preserving strong unit economics while reducing the cost of borrowing for customers

Increased Addressable Market

- Payroll link allows for broader underwriting of customer and sub-36% APR expands geographic footprint resulting in addressable market of $32B[1]

Larger, Lower Priced Loans

- Reduced risk premium results in material savings for consumers
- Lower monthly payments support larger loan sizes to meet customer needs

Multiple Go-to-Market Channels

- New payroll verification technologies make it possible to distribute SalaryTap via direct to consumer, strategic partnerships, and through employers



1
Apply online in minutes
Confirm your employer and fill out our simple application.
2
Set up automatic payments
Set up automatic payments from your paycheck and sign your contract.
3
Receive your funds
Review and sign your contract and receive funds as soon as the next business day!*

1. DailyPay, US Bureau of Labor Statistics and US Census Bureau – Based on adult population of US (~255mm) multiplied by employment rate as of February 2021 (~58%) multiplied by the percentage of employed Americans relying on employer-offered financial assistance programs (~36%); assumes ~30% of this target population (~53mm) qualified to receive $2,000 in payroll deduction lending

9

OppFi

OppFi Credit Card Serves as Graduation Pathway

Large Opportunity

- Graduation product for OppLoans customers that also unlocks ~$21 billion non-prime credit card market[1]



Differentiated Product

- Minimum $1,000 credit limit enabled by sophisticated underwriting that looks beyond FICO/VantageScore


OppFi
LEE M CARDHOLDER

Mobile Optimized User Experience

- Mobile-first application and servicing with instant issuance allows for immediate access to credit


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1. US Census Bureau and Experian – Based on adult population of US (~255mm) multiplied by population within 580-669 credit band (~18%) multiplied by ~30% approval rate of target population (~46mm) qualified to receive credit card with $1,500 credit limit

10

OppFi

Key Company Highlights

Consistent Growth

100%+ 5 year Revenue CAGR[1]

GAAP Profitability since 2015

Projected Adj. Net Income of ~$62-66 million in 2021[2]

Significant Scale

Facilitated $2.6+ billion in issuance covering 1.8+ million loans

Robust Customer Demand

More than 2.5 million applications annually, of which 80% are mobile generated

Leading Proprietary Credit & Technology Platform

Real-time AI drives automation for ~75% of decisions

Exceptional Customer Satisfaction

Net Promoter Score of 83; 10,000+ online customer reviews with 4.8 / 5.0 average rating

1. 2015 – 2020.
2. Adj. Net Income represents Adj. EBT tax-affected at 25% assumed tax rate. Pro forma for conversion for fair market value accounting. Includes anticipated recurring public company costs. Adj. Net Income is not a financial measure determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included within this presentation.

11

OppFi

Financial Performance

Growth Rebounded in the Second Quarter Originations rebounded in the second quarter, leading to 40%+ quarter over quarter, 80%+ year over year, and 20% over Q2 2019 growth. Ending receivables up 19% above 2020 levels and 29% from 2019. Sequential receivable growth of 6% muted as growth was back weighted in the quarter, which also impacted sequential adjusted revenue. Q2 2019 Q2 2020 Q1 2021 Q2 2021 Originations ($M) Ending Receivables1 ($M) Adj. Revenue2 ($M) Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans. Adj. Revenue is defined as Total Revenue adjusted to include amortization of loan origination costs. Adj. Revenue is not a financial measure determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included within this presentation.

Continued Strong Profitability in 2021

Adjusted EBITDA increased year over year to $32.3M and Adjusted Net Income increased to $17.9M, primarily driven by credit improvement and receivables growth, which positively impacted change in fair value. Adjusted Net Income was down quarter over quarter due to marketing spend increases to support higher originations and future growth as well as higher interest expense as debt levels normalized.



Q2 2019
Q2 2020
Q1 2021
Q2 2021
Adj. EBITDA[1] ($M)
23.2
+39%
9.1
+255%
32.4
0%
32.3
Margin
40%
12%
38%
41%
Adj. Net Income[1] ($M)
12.9
+38%
1.6
+1,026%
19.3
-7%
17.9
Margin
20%
3%
31%
30%

14

1. Adj. EBITDA and Adj. Net Income are not financial measures determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measures calculated and presented in accordance with GAAP, please see the Appendix included within this presentation.

OppFi

Newly created executive role will help lead and grow the company’s innovative technology, product, and go-to-market strategies Fintech Leader Neville Crawley Joins OppFi as President Served as CEO for Kiva, global fintech platform (2017 – 2021) Kiva funded more than $1.5 billion dollars in loans to some of the world's most financially excluded populations, and developed multiple world-changing innovations, including inventing crowdfunding Previous roles include: CEO at Quid, an artificial intelligence company Senior Vice President of strategy & corporate development at GLG Strategy and M&A consultant at McKinsey & Company

2Q21 KPIs Highlight Growth, Credit, and Efficiency Improvements

($ in 000s)	Unaudited Three Months Ended 6/30/2021	3/31/2021	6/30/2020
Net Originations[1]	$143,983	$99,809	$78,098
Ending Receivables[2]	$260,377	$245,293	$218,767
% of Originations by Bank Partners	93%	76%	62%
Net Charge-Offs as % of Average Receivables[3]	28%	30%	40%
Total Revenue Yield	129%	130%	124%
Automatic Approval Rate[4]	51%	41%	19%
Total Marketing Cost per Funded Loan[5]	$72	$56	$91
Total Marketing Cost per New Funded Loan[5]	$245	$266	$454

Key Highlights

- Net originations increased 84% for the second quarter of 2021 vs. 2020, and 44% sequential quarter over quarter
- Ending receivables increased 19% year over year, and 6% quarter over quarter as a result of strong origination growth in Q221
- Net charge-offs as % of average receivables declined to 28% versus 40% for Q220, demonstrating continued credit quality improvement
- Automatic approval rate increased Q/Q to 51% from 41%, reflecting execution of auto-decisioning and efficiency projects
- Total marketing cost per new funded loan improved as 2020 was adversely impacted from the government stimulus impact on direct mail response rate

1. Net originations include both originations by bank partners on the OppFi platform, as well as direct originations by OppFi.
2. Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans.
3. Net charge-offs as a percentage of average receivables (defined as unpaid principal of both on- and off-balance sheet loans) represents total charge offs from the period less recoveries as a percent of average receivables. OppFi charges off loans after they are more than 90 days delinquent.
4. Auto-Approval Rate is calculated by taking the number of approved loans that are not decisioned by a loan advocate or underwriter (auto-approval) divided by the total number of loans approved.
5. Marketing Cost per Funded Loan represents marketing cost per funded loan for new and refinanced loans. This metric is the amount of direct marketing costs incurred during a period divided by the number loans originated during that same period.

16

OppFi

Increasing Automated Approvals Driving Operational Leverage via Automation and Productivity Tools Increasing Application Conversion Continued increases in operational leverage position OppFi well for post-COVID demand

Balance Sheet Highlights Key Highlights of Changes from 12/31/2020 Year over year cash growth of $75M driven by cash flow from operations and normalization of debt utilization Total debt increased $73M, driven by $46M of leverage facilities due to higher receivables and utilization, as well as a $26M impact from the Q1 refinancing of the corporate debt facility Equity growth of $78M includes $69M of one-time fair value adoption impact and net income of $42M, partially offset by $34M of tax distributions Unaudited ($ in 000s) 6/30/2021 12/31/2020 Assets Cash and restricted cash $120,779 $45,657 Finance Receivables at Fair Value 296,381 - Finance Receivables at Amortized Cost, Net 132 222,243 Other Assets 19,943 17,943 Total Assets $437,235 $285,843 Liabilities and Members' Equity Current Liabilities $29,249 $28,406 Total Debt 230,647 158,105 Total Liabilities $259,896 $186,511 Total Equity 177,339 99,332 Total Liabilities and Equity $437,235 $285,843

Full Year 2021 Outlook Revenue Adj. EBITDA1 Adj. Net Income1 Ending receivables of $380-400 million Origination levels returning to pre-COVID levels by the end of the year Net charge-offs as a percentage of average receivables of approximately 35% Yield consistent with historical levels 1Adjusted EBITDA and Adjusted Net Income are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA and Adjusted Net Income and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included within this presentation. Outlook Assumptions $350 Million to $360 Million $120 Million to $125 Million $62 Million to $66 Million The Company expects the following for full year 2021:

• Platform with Proven Ability to Scale Profitably

($ in millions)

Revenue[1,2]

50%
'17A - '21P
Revenue CAGR



$70
$134
$268
$323
$355
'17A
'18A
'19A
'20A
'21P

Adj. EBITDA[1,3]

54%
'17A - '21P
Adj. EBITDA
CAGR



$22
$52
$97
$101
$123
'17A
'18A
'19A
'20A
'21P

Margin

'17A	'18A	'19A	'20A	'21P
31%	39%	36%	31%	34%

Adj. Net Income[1,4]

56%
'17A - '21P
Adj. Net Income
CAGR



$11
$28
$53
$55
$64
'17A
'18A
'19A
'20A
'21P

Margin

'17A	'18A	'19A	'20A	'21P
16%	21%	20%	17%	18%

1. 2021P projections reflect midpoints of guidance range.
2. Revenue pro forma for fair market value accounting. As of January 1, 2021, OppFi transitioned from an expected credit loss application to a fair market value application acceptable under US GAAP.
3. Adj. EBITDA and Adj. Net Income pro forma for fair market value accounting. Adj. EBITDA and Adj. Net Income are not financial measures determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measures calculated and presented in accordance with GAAP, please see the Appendix included within this presentation.

Appendix

2Q21 Financial Results Unaudited Three Months Ended ($ in 000s) 6/30/2021 6/30/2020 YoY % Total Revenue $78,376 $61,281 27.9% Adj. Revenue1 $78,376 $73,611 6.5% Net Income $17,987 $25,119 (28.4%) Adj. Net Income1 $17,858 $1,586 1,025.9% Adj. Net Income Margin 22.8% 2.2% 2,060bps Adj. EBITDA1 $32,324 $9,101 255.2% Adj. EBITDA Margin 41.2% 12.4% 2,880bps Key Highlights Revenue increased by 28% as receivables grew by 19% and yield improved by 420 bps. Revenue impacted by adoption of fair value, which removed FAS91 impact Adjusted Net Income increased by $16.3 million, driven by higher revenue, improved credit, and higher fair value premium driven be receivables growth Adjusted EBITDA increased by $23.2 million to $32.3 million primarily driven by credit improvement and receivables growth, which positively impacted change in fair value Adj. Revenue, Adj. Net Income, and Adj. EBITDA presented pro forma for fair value accounting. Adj. Revenue, Adj. Net Income, and Adj. EBITDA are not financial measures determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measures calculated and presented in accordance with GAAP, please see the Appendix included within this presentation.

OppFi GAAP Income Statements Unaudited Three Months Ended June 30, ($ in thousands) 2021 2020 Variance (%) Total Revenue $78,376 $61,281 27.9% Total Provision (31) (12,875) (100.0%) Change in Fair Value (11,306) -- -- Net Revenue $67,039 $48,406 38.5% Expenses 49,052 23,287 110.6% EBT1 $17,987 $25,119 (28.4%) 1. Represents Net Income as reported in the Company’s consolidated financial statements, as prior to the business combination OppFi did not have tax provision under its pass-through structure as a limited liability company.

OppFi Fair Value Pro Forma Income Statements Unaudited Three Months Ended June 30, ($ in thousands) 2021 2020 Variance (%) Total Revenue $78,376 $73,611 6.5% Total Provision (31) -- -- Change in Fair Value (11,306) (41,522) (72.7%) Net Revenue $67,039 $32,089 108.9% Expenses: Sales and Marketing 11,545 5,211 121.6% Customer Operations 9,876 8,697 13.6% Technology, Product, and Analytics 6,513 4,731 37.7% General, Administrative, and Other 14,733 6,631 122.2% Total Expenses before Interest Expense $42,667 $25,270 68.8% Interest Expense1 6,385 5,382 18.6% EBT2 $17,987 $1,437 1,152.0% 1. Includes debt amortization costs. 2. Represents Net Income as reported in the Company’s consolidated financial statements, as prior to the business combination OppFi did not have tax provision under its pass-through structure as a limited liability company.

OppFi Quarterly EBT to Adj. EBT and Adj. EBITDA Reconciliation Unaudited Three Months Ended June 30, ($ in thousands) 2021 2020 Variance (%) EBT1 $17,987 $25,119 (28.4%) Fair Value Adjustment -- (23,682) -- Debt Amortization 642 458 40.1% Other Addback and One-Time Expenses2 5,181 220 2,251.7% Adjusted EBT $23,810 $2,115 1,025.9% Less: Pro Forma Taxes3 (5,952) (529) 1,025.9% Adjusted Net Income $17,858 $1,586 1,025.9% Pro Forma Taxes3 5,952 529 1,025.9% Depreciation and Amortization 2,413 1,579 52.8% Interest Expense 5,744 4,924 16.6% Business (Non-income) Taxes 357 483 (25.9%) Adjusted EBITDA $32,324 $9,101 255.2% 1. Represents Net Income as reported in the Company’s consolidated financial statements, as prior to the business combination OppFi did not have tax provision under its pass-through structure as a limited liability company. 2. One time expense includes a $3.3 million impact in 2021 from an increase in warrant liability, $1.2 million in costs related to the business combination, and $0.7 million in stock compensation, management fees, and other addbacks. 3. Assumes a tax rate of 25% reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with publicly traded companies.

OppFi Quarterly Revenue to Adj. Revenue Reconciliation Unaudited Three Months Ended June 30, ($ in thousands) 2021 2020 Variance (%) Total Revenue $78,376 $61,281 27.9% Amortization of Loan Origination Costs -- 12,330 -- Adjusted Revenue $78,376 $73,611 6.5%

OppFi Q2 2020 As Reported to Fair Value Pro Forma Reconciliation Unaudited Three Months Ended June 30, 2020 ($ in thousands) As Reported FV Adjustments FV Pro Forma Total Revenue $61,281 $12,330 $73,611 Total Provision (12,875) 12,875 -- FV Adjustment1 -- (41,522) (41,522) Net Revenue $48,406 ($16,317) $32,089 Expenses: Sales and Marketing 2,373 2,838 5,211 Customer Operations 4,170 4,527 8,697 Technology, Product, and Analytics 4,731 -- 4,731 General, Administrative, and Other 6,631 -- 6,631 Total Expenses before Interest Expense $17,905 $7,365 $25,270 Interest Expense2 5,382 -- 5,382 EBT3 $25,119 ($23,682) $1,437 1. FV Adjustment of $41.5M includes net charge-offs of $23.8M and FMV Adjustment of $17.7M driven by lower receivables and lower FMV mark as a result of the COVID-19 pandemic. 2. Includes debt amortization costs. 3. Represents Net Income as reported in the Company’s consolidated financial statements, as prior to the business combination OppFi did not have tax provision under its pass-through structure as a limited liability company.

Longer weighted average maturity of portfolio Higher average coupon Lower credit losses and loss expectations Lower customer prepayments versus expectations Shorter weighted average maturity of portfolio Lower average coupon Increased credit losses and loss expectations Increased customer prepayments versus expectations Fair Value Accounting Impact to Financial Reporting A one-time, non-cash gain to retained earnings of $69M was recognized to convert the existing portfolio to fair value on January 1, 2021 Provision for loan losses is replaced by the change in fair value of the portfolio Certain marketing expenses will no longer be deferred and recognized over the life of receivables On January 1, 2021, OppFi transitioned to the fair value accounting method ("FV") for its receivables from the incurred credit loss application method. Key changes include: Change in Fair Value Change in FV Assumptions Realized Value on Change in Existing Receivables Net Charge Offs Net Revenue Margin % Income Statement Impact Fair Value Premium / Discount Drivers

Fair Value Second Quarter Valuation Unaudited ($ in thousands) 6/30/2021 3/31/2021 Outstanding Principal $260,236 $245,201 Accrued Interest $9,421 $9,275 Interest Rate 149.0% 146.7% Discount Rate 21.6% 21.5% Servicing Fee1 (5.03%) (5.01%) Remaining Life 0.578 years 0.558 years Default Rate1 19.6% 19.5% Accrued Interest1 3.6% 3.8% Prepayment Rate1 21.8% 20.9% Premium / (Discount) to Principal2 10.4% 9.3% Stated as a percentage of loan receivable. Represent rate applied to on-balance unpaid principal receivables, inclusive of adjustment for accrued interest. Key Highlights Remaining life increased as a result of a younger portfolio with the increase in origination growth Interest rate increased since last period as a result of state mix in the portfolio

Pro Forma Share Count Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock held by Public 8,952,565 8,952,565 8,952,565 8,952,565 Shares previously held by FGNA public stockholders, after giving effect to redemptions at closing Class A Common Stock held by Founders 4,025,125 4,025,125 4,025,125 4,025,125 Includes private placement shares, underwriter shares and founder shares, after giving effect to forfeitures at closing Class A and Class V Common Stock Held by Pre-Business Combination OppFi Equityholders 71,487,093 71,487,093 71,487,093 71,487,093 Includes shares in initial consideration, plus additional shares issued in lieu of cash as a result of redemptions and shares as a result of working capital and closing cash adjustments Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equityholders, which vest and are subject to forfeiture as discussed below Total Currently Outstanding Shares of Common Stock 84,464,783 84,464,783 84,464,783 84,464,783 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equityholders, which vest and are subject to forfeiture as discussed below Earn-Out Shares - 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Total of 25,500,000 Earn Out Units held by pre-business combination OppFi equityholders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 84,464,783 92,964,783 101,464,783 109,964,783 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Current Report on Form 8-K filed by the Company with the SEC on July 26, 2021. This presentation excludes: 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 11,500,000 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,200,000 shares of Class A Common Stock issuable under the Company’s 2021 2021 Employee Stock Purchase Plan